Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1) Registration Statement (Form S-8 No. 333-145259) pertaining to the 401(k) Retirement Plan of Nektar Therapeutics,

(2) Registration Statement (Form S-8 No. 333-170371) pertaining to the Employee Stock Purchase Plan of Nektar Therapeutics,

(3) Registration Statement (Form S-8 No. 333-183193) pertaining to the 2012 Performance Incentive Plan of Nektar Therapeutics,

(4) Registration Statement (Form S-8 No. 333-197781) pertaining to the Employee Stock Purchase Plan of Nektar Therapeutics,

(5) Registration Statement (Form S-8 No. 333-206136) pertaining to the 2012 Performance Incentive Plan of Nektar Therapeutics,

(6) Registration Statement (Form S-8 No. 333-218777) pertaining to the 2017 Performance Incentive Plan of Nektar Therapeutics,

(7) Registration Statement (Form S-8 No. 333-226004) pertaining to the Amended and Restated 2017 Performance Incentive Plan of Nektar Therapeutics,

(8) Registration Statement (Form S-8 No. 333-242327) pertaining to the Amended and Restated 2017 Performance Incentive Plan and Amended and Restated Employee Stock Purchase Plan of Nektar Therapeutics,

(9) Registration Statement (Form S-8 No. 333-258900) pertaining to the Amended and Restated 2017 Performance Incentive Plan of Nektar Therapeutics,

(10) Registration Statement (Form S-8 No. 333-266580) pertaining to the Amended and Restated 2017 Performance Incentive Plan of Nektar Therapeutics,

(11) Registration Statement (Form S-8 No. 333-273962) pertaining to the Amended and Restated 2017 Performance Incentive Plan of Nektar Therapeutics,

(12) Registration Statement (Form S-8 No. 333-285827) pertaining to the Amended and Restated 2017 Performance Incentive Plan of Nektar Therapeutics,

(13) Registration Statement (Form S-8 No. 333-289394) pertaining to the Amended and Restated 2017 Performance Incentive Plan of Nektar Therapeutics,

(14) Registration Statement (Form S-8 No. 333-291471) pertaining to the 2025 Inducement Plan of Nektar Therapeutics,

(15) Registration Statement (Form S-3 No. 333-279760) of Nektar Therapeutics;

(16) Registration Statement (Form S-3 No. 333-286222) of Nektar Therapeutics, and

(17) Registration Statement (Form S-3 No. 333-291466) of Nektar Therapeutics;

of our report dated March 12, 2026, with respect to the consolidated financial statements of Nektar Therapeutics included in this Annual Report (Form 10-K) of Nektar Therapeutics for the year ended December 31, 2025.

/s/ Ernst & Young LLP

San Mateo, California

March 12, 2026